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                                                                      EXHIBIT 23

                   [LETTERHEAD OF MARR, MILLER & MYERS, PSC]



                   CONSENT FOR INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KSB, into the Registration Statement on Form S-8 of Cumberland Mountain Bancshares, Inc.



/s/ MARR, MILLER & MYERS, PSC
_____________________________
Corbin, Kentucky
September 27, 1999